UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 16, 2016

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 26, 2016, Abbott Laboratories (the “Company”) announced that it had entered into a definitive Agreement and Plan of Merger with St. Jude Medical, Inc., a Delaware corporation (“St. Jude Medical”), Vault Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Vault Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, providing for the acquisition of St. Jude Medical by the Company.

The consolidated balance sheets of St. Jude Medical and subsidiaries as of January 2, 2016 and January 3, 2015 and the related consolidated statements of earnings, comprehensive income, shareholders’ equity and cash flows for the years ended January 2, 2016, January 3, 2015 and December 28, 2013 and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The condensed consolidated balance sheets of St. Jude Medical and subsidiaries as of October 1, 2016 and January 2, 2016, and the related condensed consolidated statements of earnings, comprehensive income and cash flows for the nine months ended October 1, 2016 and October 3, 2015 and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.2 and are incorporated here in by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 23.3	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1

Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of St. Jude Medical and subsidiaries as of January 2, 2016 and January 3, 2015 and the related consolidated statements of earnings, comprehensive income, shareholders’ equity and cash flows for the years ended January 2, 2016, January 3, 2015 and December 28, 2013 and the notes related thereto

99.2

Financial Statements of Businesses Acquired

(i) Condensed consolidated balance sheets of St. Jude Medical and subsidiaries as of October 1, 2016 and January 2, 2016, and the related condensed consolidated statements of earnings, comprehensive income and cash flows for the nine months ended October 1, 2016 and October 3, 2015 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: November 17, 2016	By:	/s/ Brian B. Yoor
Name: Brian B. Yoor
Title: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 23.3	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1

Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of St. Jude Medical and subsidiaries as of January 2, 2016 and January 3, 2015 and the related consolidated statements of earnings, comprehensive income, shareholders’ equity and cash flows for the years ended January 2, 2016, January 3, 2015 and December 28, 2013 and the notes related thereto

99.2

Financial Statements of Businesses Acquired

(i) Condensed consolidated balance sheets of St. Jude Medical and subsidiaries as of October 1, 2016 and January 2, 2016, and the related condensed consolidated statements of earnings, comprehensive income and cash flows for the nine months ended October 1, 2016 and October 3, 2015 and the notes related thereto